                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ Roger K. Brooks
                                            -----------------------------
                                                 Roger K. Brooks

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ Michael G. Fraizer
                                            -----------------------------
                                                 Michael G. Fraizer

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ John R. Albers
                                            -----------------------------
                                                 John R. Albers

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ Malcolm Candlish
                                            -----------------------------
                                                 Malcolm Candlish

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ Maureen M. Culhane
                                            -----------------------------
                                                 Maureen M. Culhane

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ Thomas F. Gaffney
                                            -----------------------------
                                                 Thomas F. Gaffney

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ Ilene B. Jacobs
                                            -----------------------------
                                                 Ilene B. Jacobs

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ Sam C. Kalainov
                                            -----------------------------
                                                 Sam C. Kalainov

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ John W. Norris, Jr.
                                            -----------------------------
                                                 John W. Norris, Jr.

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ Jack C. Pester
                                            -----------------------------
                                                 Jack C. Pester

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Michael E. Sproule and James A. Smallenberger, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for his and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8 relating to the Class A Common Stock of AmerUs Life Holdings, Inc. and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such states, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this 25th day of July, 1997.


                                             /s/ John A. Wing
                                            -----------------------------
                                                 John A. Wing